Contingencies And Contractual Commitments (Tables)	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Transportation and Storage Fees Under Agreement	At December 31, 2021, the minimum future transportation and storage fees under transportation agreements having terms in excess of one year are as follows:

(In thousands)
2022	$166,456
2023	164,518
2024	163,507
2025	163,972
2026	129,572
Thereafter	839,775
Total	$1,627,800